SIGNIFICANT ACCOUNTING POLICIES	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
2.	SIGNIFICANT ACCOUNTING POLICIES

The accounting policies detailed below have been consistently applied in all periods presented in this unaudited interim condensed consolidated financial statement, except that the Company reassessed the assumptions to estimate the provision for bad debts.

Going concern assumption

In August 2014, the FASB issued an accounting standard update which requires management to assess whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the financial statements are issued. If substantial doubt exists, additional disclosures are required. This update was effective for the Company’s annual periods starting ended December 31, 2016. The Company’s assessment of our ability to continue as a going concern is further discussed below. The retention of a large amount of funds in court deposits arising from discussions within the regulatory, labor, tax, and civil scope, with immediate impact on the liquidity of Oi Group, as well as with the imposition of high administrative fines, particularly by ANATEL, has contributed to the worsening financial situation.

The change in the standards of consumption of telecommunication services, due to the technological evolution, worsened this scenario of financial difficulties even more. With the mass supply of mobile telephony, cable TV and Internet services, the attractiveness of fixed telephony services was reduced, which resulted in a decrease in the base of subscribers of Oi Group in this segment.

Notwithstanding the foregoing, the level of the objectives and goals associated with the obligations of universalization of fixed telephony services (consolidated in the General Plan of Universalization Goals, as provided for in the General Telecommunications Law) has remained stable since 1998, the year on which the concession agreements in effect were signed. Therefore, within the context of the referred obligations of universalization, Oi Group finds itself forced to make heavy investments in certain regions and remote locations, with low demographic density and a low-income population, obtaining, as a compensation, a small financial return as compared with the regulatory requirement of these investments.

The costs to obtain funds incurred by Oi Group – taking into account the high interest rates adopted nationwide, as well as the need for and cost of foreign exchange protection for funds obtained abroad – are higher than the costs to obtain funds incurred by its direct competitors, who are international players, which also contributed to the deterioration of Oi Group’s financial situation.

In addition, it is notable that the Country’s economic scenario has been deteriorating over the past years, thus directly impacting the operations performed by Oi Group and negatively affecting its liquidity. Moreover, the profile of the market covered by fixed telephony concessionaires competing with the Company is more homogeneous and the economic power of their users is materially higher than that of those covered by Oi Group in its area of activity (larger and more heterogeneous than the area of activity of its competitors).

The Companies have fulfilled the obligations established in the Judicial Reorganization proceedings and in the approved PRJ within the established time limits. On January 25, 2019 the Company completed the capital increase that was mandated by the JRP through the issuance of 3,225,806,451 Common Shares for an aggregate subscription price of R$4,000 million. As a result the Oi Group emerged from bankruptcy on January 25, 2019. The Company believes that as of the date it has sufficient resources to continue to operate for the next twelve months.

Unaudited interim condensed consolidated financial statements

The accompanying unaudited interim condensed consolidated balance sheet as of September 30, 2018, the unaudited interim condensed consolidated statements of comprehensive income and cash flows for the nine months ended September 30, 2018 and 2017, and the related note disclosures are unaudited. These unaudited interim condensed consolidated financial statements of the Company are prepared in accordance with U.S. GAAP for interim financial statements using accounting policies that are consistent with those used in the preparation of the Company’s audited consolidated financial statements for the year ended December 31, 2017, except for the provision for bad debts, which in 2018, the Company revisited the assumptions for estimate adopted for the provision. Accordingly, these unaudited interim condensed consolidated financial statements do not include all of the information and notes required by U.S. GAAP for annual financial statements. These financial statements should be read in conjunction with the Company’s consolidated financial statements and related notes for the year ended December 31, 2017.

The unaudited interim condensed consolidated financial statements are prepared on the same basis as the annual financial statements and, in the opinion of management, reflect all normal recurring adjustments, necessary to present a fair statement of the results for the interim periods presented. Results of the operations for the nine months ended September 30, 2018 and 2017 are not necessarily indicative of the results expected for the full fiscal year or for any future annual or interim period.

Change in Accounting Estimates

Allowance for doubtful accounts

The Company reassessed the methodology used to evaluate the assumption of allowance for doubtful accounts that is set up to recognize probable losses on accounts receivable taking into account the measures implemented to restrict the provision of services to and collect late payments from customers.

New Accounting Standards

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)” (“ASU 2014-09”), and has since modified the standard with several ASUs. The standard is effective for the Company, and was adopted on January 1, 2018.

The standard requires entities to recognize revenue through the application of a five-step model, which includes: identification of the contract; identification of the performance obligations; determination of the transaction price; allocation of the transaction price to the performance obligations; and recognition of revenue as the entity satisfies the performance obligations.

The guidance permits two methods of adoption, the full retrospective method applying the standard to each prior reporting period presented, or the modified retrospective method with a cumulative effect of initially applying the guidance recognized at the date of initial application. The standard also allows entities to apply certain practical expedients at their discretion. The Company adopted the standard using the modified retrospective method with a cumulative catch up adjustment and provided additional disclosures comparing results to previous GAAP in the 2018 unaudited interim condensed consolidated financial statements. The Company applied the new revenue standard only to contracts not completed as of the date of initial application, referred to as open contracts.

The most significant judgments and impacts upon adoption of the standard include the following items:

Sales of handheld devices at a discount—The Company offers its customers, who have acquired a given service package or entered into certain mobility contracts, handheld devices at a discount. Since the equipment (cellphone) is not a key condition for the provision of the service and there is no customization by the Company to offer the service using a given device, the Company considers such sale a separate performance obligation. The discount should be allocated to the performance obligations arising on the sale of plans and in a mobility contract (corporate customers) and the revenue from the sale of handheld devices should increase due to the recognition of the revenue from the sale of cellphones at the time the control over the good is transferred to the customer, while the service revenue should be reduced throughout the transfer of the promised service. The total revenue earned throughout the entire service agreement will not change and there will be no change either in the revenue process from customers and the Company’s cash flows.

Revenue from registration/service installation fees—The registration/installation fee collected from customers at the time a contract is nonrefundable and refers to the activity the Company is required to undertake when entering into a contract or a comparable activity required to fulfill such contract, while such activity does not entail the transfer of a good or the service promised to the customer. The fee is an advance payment for future goods or services and, therefore, should be recognized as revenue when such goods or services are supplied. Considering that such fees are a separate performance obligation, revenue must be recognized together with the revenue of said service provision, i.e., it should be deferred and recognized in profit or loss throughout the contract period.

Recognition of costs incurred on the performance of a contract—The Company must recognize as an asset the incremental costs with commission incurred to obtain a contract with a customer that are expected to be recovered, and must recognize an impairment loss in profit or loss as the carrying amount of the recognized asset exceed the remaining amount of the consideration the Company expects to receive in exchange for the goods and services to which the asset refers. The Company must recognize in assets certain costs that are currently recognized directly in profit or loss and recognize them on a systematic basis, consistent with the transfer of the goods and services to which the asset refers to the customer.

As at January 1, 2018, the Company and its subsidiaries recognized a contractual asset in prepaid expenses as a contra entry to accumulated losses, which will generate the costs incurred in the compliance with the contract will be recognized in profit or loss based on the transfer period to the customer of the goods and services (churn), amounting to R$655 million, net of taxes.

Recognition and Measurement of Financial Assets and Financial Liabilities—In January 2016, the FASB issued ASU 2016-01 which makes targeted improvements to the accounting for, and presentation and disclosure of, financial instruments, except those accounts for under the equity method or those that result in consolidation. ASU 2016-01 requires that most equity investments be measured at fair value, with subsequent changes in fair value recognized in net income. ASU 2016-01 does not affect the accounting for investments that would otherwise be consolidated or accounted for under the equity method. The new standard also impacts financial liabilities under the fair value option and the presentation and disclosure requirements for financial instruments. The Table below shows the original measurement categories and the new measurement categories of ASU 2016-01 as at January 1, 2018 and September 30, 2018:

	Original classification	Classification under ASU 2016-01	09/30/2018	01/01/2018
Cash equivalents	Held for trading	Fair value through profit or loss	4,716,514	6,585,184
Cash investments	Held for trading	Fair value through profit or loss	91,723	136,286
Accounts receivable	Loans and receivables	Amortized cost	7,282,232	7,367,442
Held-for-sale financial asset (Note 26)	Available for sale	Fair value through profit or loss	2,073,918	1,965,972
Dividends receivable (Note 26)	Loans and receivables	Amortized cost	2,525,049	2,012,146

In the period ended September 30, 2018, the Company adopted ASU 2014-09, taking into account the modified retrospective application permitted by the respective standard. Accordingly, we present below the consolidated results for the nine-month period ended September 30, 2018 and 2017, less the effects recognized as a result of this application.

	09/30/2018 (with ASUs 2014-09 & 2016-01)	ASU 2014-09 adjustments	09/30/2018 (w/o ASUs 2014-09 & 2016-01)	09/30/2017

Net operating revenue	16,694,936	11,607	16,706,543	17,961,943
Cost of sales and/or services	(11,804,863)	—	(11,804,863)	(11,722,808)

Gross profit	4,890,073	11,607	4,901,680	6,239,135

Operating income (expenses)
Selling expenses	(3,311,464)	(79,188)	(3,390,652)	(3,238,628)
General and administrative expenses	(1,916,149)	—	(1,916,149)	(2,299,597)
Other operating income (expenses), net	513,461	—	513,461	125,360
Reorganization Items	32,379,577	—	32,379,577	(491,748)

Profit (loss) before financial income (expenses) and taxes	32,555,498	(67,581)	32,487,917	334,522
Financial income (expenses)	(3,636,430)	—	(3,636,430)	(1,357,273)

Pre-tax profit	28,919,068	(67,581)	28,851,487	(1,022,751)
Income tax and social contribution	145,226	22,977	168,203	46,041

Profit (loss) for the period	29,064,294	(44,604)	29,019,690	(976,710)

Leases—In February 2016, the FASB issued ASU 2016-02 which supersedes FASB ASC Topic 840, Leases, and makes other conforming amendments to U.S. GAAP. ASU 2016-02 requires, among other changes to the lease accounting guidance, lessees to recognize most leases on-balance sheet via a right of use asset and lease liability, and additional qualitative and quantitative disclosures. ASU 2016-02 is effective for the Company for annual periods in fiscal years beginning after December 15, 2018, permits early adoption, and mandates a modified retrospective transition method. The Company is required to adopt ASU 2016-02 on January 1, 2019, but is evaluating whether to early adopt the new standard. The Company will adopt the new standard on January 1, 2019, and is currently evaluating the effect that ASU 2016-02 will have on its consolidated financial statements.

Group companies with a different functional currency

The profit or loss and the financial position of all Group entities, none of which uses a currency from a hyperinflationary economy, whose functional currency is different from the presentation currency are translated into the presentation currency as follows:

•	assets and liabilities are translated at the prevailing rate at the end of the reporting period;

•	revenue and expenses disclosed in the statement of profit or loss are translated using the average exchange rate;

•	all the resulting foreign exchange differences are recognized as a separate component of equity in other comprehensive income; and

•	goodwill and fair value adjustments, arising from the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing exchange rate.

As at September 30, 2018 and December 31, 2017, the foreign currency-denominated assets and liabilities were translated into Brazilian reais using mainly the following foreign exchange rates:

	Closing rate		Average rate
Currency	09/30/2018	12/31/2017	09/30/2018	09/30/2017
Euro	4.6545	3.9693	4.2969	3.5392
US dollar	4.0039	3.3080	3.6055	3.1750
Cape Verdean escudo	0.0421	0.0360	0.039	0.0320
Sao Tomean dobra	0.000191	0.000162	0.000176	0.000146
Kenyan shilling	0.0398	0.0321	0.0357	0.0307
Namibian dollar	0.2829	0.2687	0.2795	0.2406
Mozambican metical	0.0661	0.0565	0.0595	0.0493
Angolan kwanza	0.0136	0.0200	0.0155	0.0192

2.       SIGNIFICANT ACCOUNTING POLICIES

The accounting policies detailed below have been consistently applied in all periods presented in this consolidated financial statements.

Basis of presentation and going concern assumption

These consolidated financial statements have been prepared according to United States Generally Accepted Accounting Principles (“US GAAP”), which have been prepared under the assumption that the Company will continue as a going concern.

In August 2014, the FASB issued an accounting standards update which requires management to assess whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the financial statements are issued. If substantial doubt exists, additional disclosures are required. This update was effective for the Company’s annual periods starting ended December 31, 2016. The Company’s assessment of the ability to continue as a going concern is further discussed below. The adoption of the new standard did not have a material impact on the Company’s consolidated financial position, results of operations, cash flows or disclosures

The Company’s current financial situation is a result of several factors. The retention of a large amount of funds in judicial deposits related with discussions within the regulatory, labor, tax, and civil scope, with immediate impact on the liquidity position of Oi Companies, as well as with the imposition of high administrative fines, particularly by ANATEL, has contributed to the worsening financial situation.

The change in the standards of consumption of telecommunication services, due to the technological evolution, worsened this scenario of financial difficulties even more. With the mass supply of mobile telephony, cable TV and Internet services, the attractiveness of fixed telephony services was reduced, which resulted in a decrease in the base of subscribers of Oi Companies in this segment.

Notwithstanding the foregoing, the level of the objectives and goals associated with the obligations of universalization of fixed telephony services (consolidated in the General Plan of Universalization Goals, as provided for in the General Telecommunications Law) has remained stable since 1998, the year on which the concession agreements in effect were signed. Therefore, within the context of the referred obligations of universalization, Oi Companies finds itself forced to make large investments in certain regions and remote locations, with low demographic density and a low-income population, obtaining, as compensation, a small financial return as compared with the regulatory requirement of these investments.

The costs to obtain funds incurred by Oi Companies – taking into account the high interest rates adopted nationwide, as well as the need for and cost of foreign exchange protection for funds obtained abroad – are higher than the costs to obtain funds incurred by its direct competitors, who are international players, which also contributed to the deterioration of Oi Companies’ financial situation.

It is notable that the Country’s economic scenario has been deteriorating over the past years, thus directly impacting the operations performed by Oi Companies and negatively affecting its liquidity. Moreover, the profile of the market covered by fixed telephony concessionaires competing with the RJ Debtors is more homogeneous and the economic power of their users is materially higher than that of those covered by Oi Companies in its area of activity (larger and more heterogeneous than the area of activity of its competitors).

These events are significant to the financial condition of the company and the combination of these factors prevented compliance with several obligations, primarily those assumed by reason of operations involving financial loans and fund raising through the issuance of bonds and debentures, representatives of the majority of Oi Companies’s current indebtedness, which gave rise to the request for Judicial Reorganization and raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date of these financial statements are issued.

On December 20, 2017 the JRP was approved by the Pre-petition Creditors, which was ratified by the Judicial Reorganization Court on January 8, 2018. This ratification decision was issued on February 5, 2018 and, as a result, there was the novation of the pre-petition credits. In the course of 2018 and in accordance with ASC 852, the pre-petition balances must be recalculated pursuant to the terms and conditions of the Judicial Reorganization Plan, in compliance with the actions needed for its implementation. Judicial Reorganization Plan includes:

•

Oi Companies will restructure and equalize its liabilities associated with Pre-Petition Credits and, at the discretion of Oi Companies, with Post-Petition Credits whose holders wish to be subject to the effects of this Plan.

•

The company will employ its best efforts to cancel the respective bonds issued and currently existing, in compliance with the provisions of the applicable legislation to each jurisdiction of the RJ Debtors, and may take all applicable and required measures in any and every applicable jurisdiction, including Brazil, Netherlands, United States of the America and United Kingdom, in order to comply with the respective applicable legislations and implement the measures set forth in this Plan.

•

Oi Companies will dispose of certain assets to provide additional funds. Oi Companies shall increase the capital in four billion Reais (R$ 4,000,000,000), in order to ensure the minimum funds to make the necessary capital expenditures investments and modernization of its infrastructure.

•

Oi Companies will also prospect and adopt measures, including during the Judicial Reorganization, with the purpose of obtaining new funds, through the implementation of eventual capital increases or other manners of raising funds in the capital market.

•

Oi Companies will reorganize its corporate structure, with the purpose of obtaining a more efficient structure that is appropriate to the implementation of the proposals provided for above and/or any other corporate reorganization.

•	After the Judicial Ratification of the Plan, Oi Companies can immediately withdraw the full amount of the Court Deposits that have not been used for payment, as provided for in this Plan.

•	The Oi Companies may institute Mediation / Conciliation / Settlement procedures with its Creditors listed in the List of Creditors.

•

In order to ensure the execution of the measures provided for in the Plan and considering the various interests involved in the Judicial Recovery, the Plan contains transitional corporate governance rules regarding the creation of a Transitional Board of Directors and the formation of a New Board of Directors. To ensure the institutional stability of the Oi Companies and the implementation of the Plan.

•	Perform periodic meetings with the FCC according to the above conditions relating to the plan 07/31/18.

•	Conduct periodic meetings with Bondholders to communicate the evolution of the implementation of the Plan.

Its historical operating results indicate substantial doubt exists related to the Company’s ability to continue as a going concern. It is believed that the actions discussed above are probable of occurring and mitigating the substantial doubt raised by the historical operating results and satisfying the estimated liquidity needs 12 months from the issuance of the financial statements. However, it is not possible to predict, with certainty, the outcome of such actions to generate liquidity, including the availability of additional debt financing, or whether such actions would generate the expected liquidity as currently planned. In addition, the JRP, contains certain limitations on the Company’s ability to sell assets, which could impact its ability to complete asset sale transactions or to use proceeds from those transactions to fund its operations. Therefore, the planned actions take into account the applicable restrictions under the reorganization plan. If the Company continues to experience operating losses, and is not able to generate additional liquidity through the mechanisms described above or through some combination of other actions, while not expected, it may not be able to access additional funds and might need to secure additional sources of funds, which may or may not be available. Additionally, a failure to generate additional liquidity could negatively impact its access to invest in capital expenditures that are important to stay competitive in the relevant industry.

Additionally, the Company’s Board of Directors has a reasonable expectation that the Oi Companies will be able to maintain its usual activities, hoping that the contracts will remain valid and effective throughout the process of implementing the measures approved in the PRJ. Also, an independent appraiser was engaged to issue an economic and financial feasibility valuation report of the Companies Undergoing Reorganization under the JRP, in accordance with Law 11101, of February 9, 2005 that regulates the judicial reorganization. The issued economic and financial feasibility report is attached to the judicial reorganization’s records. The continuity of the Company as a going concern is ultimately depending on the successful outcome of the judicial reorganization and the realization of other forecasts of the Oi Companies. To date, as underpinned in the statement attached to the court of the Judicial Reorganization on April 10, 2018, by qualified bondholders who have already elected to convert their prepetition claims into Company shares, pursuant to Clause 4.3.3.2 of the Judicial Reorganization Plan, not only the Companies Undergoing Reorganization but also some of their key creditors have worked together to satisfactorily comply with all the deadlines, legal requirements, and obligations to which they are subject in the context of the judicial reorganization.

Although, as said, the Oi Companies have fulfilled the obligations established in the Judicial Reorganization proceedings and in the approved PRJ within the established time limits, it is emphasized that these conditions and circumstances indicate the existence of significant uncertainty that may affect the success of the judicial reorganization and cast doubts as to the Oi Companies ability to continue as going concern, including the compliance with the resolution and suspensory conditions precedent included in the PRJ.

Restatement of previously issued financial statements

The Judicial Reorganization proceedings prompted the Company to engage in a detailed analysis on the completeness and the accuracy of judicial deposits and other assets accounting balances of the entities involved in the judicial reorganization. As a result, it was identified weaknesses in some of operational and financial reporting controls and procedures (Note 1).

As a result of the detailed analysis, it was determined the need to restate previously issued financial statements and related disclosures to correct errors. Accordingly, the Company is restating its consolidated financial statements for the year ended December 31, 2015. Restatement adjustments attributable to fiscal year 2014 and previous are reflected as a net adjustment to retained earnings as of January 1, 2015.

Errors detected and correct by the Company are as follows:

(a)	Write-off of judicial deposits and increase of provisions for contingencies

Under the Judicial Reorganization Proceedings (i) the Company had the chance to obtain updated and more detailed information on judicial bank deposits from creditors that were also the depositaries of judicial bank deposits; (ii) due to the digitalization of a higher number of lawsuits the Company was able to use new IT tools to collect updated information from courts of justice’s website related with lawsuits with judicial bank deposits; (iii) the determination of the suspension of court claims resulted in a lower number of new lawsuits against the Company and also prevented new judicial bank deposits, allowing the Company to focus in reconcile amounts deposits recognized in balance sheets and bank statements information.

With all these information it was identified the opportunity to review some of process and controls related with judicial bank deposits. The Company implemented in-house interdisciplinary workgroups and engaged outside independent experts to review the controls related with the reconciliation of accounting information of judicial bank deposits’ balances and the correspondent bank statements obtained and the recalculation of statistical provisions for contingencies.

As a result of the above-mentioned it was identified the need to correct errors related with (i) the judicial bank deposits that were recognized in the balance sheet but were withdrawn in previous years by the plaintiff following unfavorable court decisions, of which the Company was not aware until the time of this work or because not all elements were available at that time; and (ii) the recalculation of the statistical provision for civil and labor contingencies due to updated historical information on unfavorable court decisions (Note 19).

As of January 1, 2015 it was derecognized judicial bank deposits already withdrawn totaling R$3,133 million and increased the provision for contingencies by R$493 million. Net loss for 2015 was increased by R$1,163 million due to the increase on provision for contingencies, the write-off of judicial bank deposits and the correction of the correspondent inflation adjustments.

(b)	Recoverable amount of intragroup balances

During the preparation of the Judicial Reorganization’s list of creditors and due to JRP provision that establishes the rules to recover intercompany claims, the Company performed additional procedures to obtain supporting documentation, reconciled intragroup balances and concluded for need to recognize additional accounts payable and derecognize accounts receivable related with those intragroup balances.

As of January 1, 2015 the Company derecognized accounts receivable totaling R$167 million and increased accounts payables by R$172 million. Net loss for 2015 was decreased by R$ 59 million.

(c)	Recoverable amount of tax credits

The Company concluded that, at December 31, 2015, there was balances related with direct and indirect taxes credits that were expired or did not have adequate supporting documentation to claim their refund from tax authorities.

As of January 1, 2015 the Company derecognized balances of unrecoverable tax credits, recognized under taxes and other assets amounting to R$199 million and R$52 million, respectively.

(d)	Inappropriate estimate of revenue from services rendered and not yet billed to customers

The Company estimates revenue from services provided and not yet billed to customers using the available information provided by the operating systems. It was identified that the most recent operational information available as of January 1, 2015 was not used to estimate the revenue from services rendered and not yet billed to customers as of that date.

As of January 1, 2015 there was a reduction in provision for estimated unbilled revenue in the amount R$191 million.

The following table summarizes the impact of the restatement on previously reported consolidated balance sheet:

The tables below show the effects of the aforementioned adjustments:

	Balances as previously presented at 12/31/2015	Adjustments	As restated balances at 12/31/2015

Current assets	38,214,287	(568,910)	37,645,377
Accounts receivable (b) (d)	8,379,719	(369,914)	8,009,805
Other taxes (c)	922,986	(198,996)	723,990
Other assets	28,911,582		28,911,582
Non-current assets	61,120,312	(4,220,462)	56,899,850
Judicial deposits (a)	13,119,130	(4,165,986)	8,953,144
Other assets (b) (d)	48,001,182	(54,476)	47,946,706

Total assets	99,334,599	(4,789,372)	94,545,227

Current liabilities	25,605,031	536,517	26,141,548
Trade payables (b)	5,035,793	217,590	5,253,383
Provision for contingencies (a)	1,020,994	318,927	1,339,921
Other liabilities	19,548,244	—	19,548,244
Non-current liabilities	57,083,129	303,244	57,386,373
Provision for contingencies (a)	3,413,972	303,244	3,717,216
Other liabilities	53,669,157	—	53,669,157
Shareholders’ equity	16,646,439	(5,629,133)	11,017,306

Total liabilities and shareholders’ equity	99,334,599	(4,789,372)	94,545,227

Oi S.A. – Under Judicial Reorganization – Debtor-in-Possession and Subsidiaries

Notes to the Financial Statements

for the years ended December 31, 2017, 2016 and 2015

(In thousands of Brazilian reais - R$, unless otherwise stated)

Restatement adjustments to shareholders’ equity:

(a) Derecognition of judicial deposits and increase of provisions for contingencies	(4,788,157)
(b) Recoverable amount of intragroup balances	(398,738)
(c) Recoverable amount of tax credits	(251,451)
(d) Inappropriate estimate of revenue from services rendered and not billed	(190,787)

Total adjustments to Shareholders’ equity related to the restated	(5,629,133)

Reconciliation of shareholders’ equity:

Originally stated shareholders’ equity at December 31, 2015	16,646,439
Restatement adjustment effect on 2015 net income	(1,222,147)
Restatement adjustment effect on opening balance accumulated losses	(4,406,986)

Shareholders’ equity restated at December 31, 2015	11,017,306

Reconciliation of statement of operations as at December 31, 2015:

	Balances originally stated at 12/31/2015	(a)	(b)	Restated balances at 12/31/2015
Net operating revenue	27,353,765			27,353,765
Cost of sales and/or services	(16,250,083)			(16,250,083)
Gross profit	11,103,682			11,103,682
Operating expenses/income
Share of profits of investees
Selling expenses	(4,719,811)			(4,719,811)
General and administrative expenses	(3,912,178)			(3,912,178)
Other operating income (expenses), net	(1,258,654)	(976,215)	(59,451)	(2,294,320)
Profit (loss) before financial income (expenses) and taxes	1,213,039	(976,215)	(59,451)	177,373
Financial income (expenses)	(6,538,008)	(186,481)		(6,724,489)
Profit (loss) before taxes on income	(5,324,969)	(1,162,696)	(59,451)	(6,547,116)
Income tax and social contribution	(3,379,928)			(3,379,928)
Loss from continuing operations	(8,704,897)	(1,162,696)	(59,451)	(9,927,044)
Loss from discontinuing operations	(867,139)			(867,139)
Loss for the year	(9,572,036)	(1,162,696)	(59,451)	(10,794,183)
Attributable to the Company owner	(9,159,343)	(1,162,696)	(59,451)	(10,381,490)
Attributable to non-controlling interests	(412,693)			(412,693)

Reconciliation of the statement of cash flows as at December 31, 2015:

	Balances originally stated at 12/31/2015	Adjustments	Restated balances at 12/31/2015
Net loss for the year	(9,572,036)	(1,222,147)	(10,794,183)

Discontinued operations, net of tax	867,139		867,139
Adjustments to reconcile net income to cash provided by operating activities
Charges, interest income, and inflation adjustment (a)	6,442,647	(33,936)	6,408,711
Provision for contingencies (a)	566,616	976,215	1,542,831
Other non-cash items	(89,060)	279,867	190,807
Other	245,682	—	245,682
Cash flows from operating activities—continuing operations	(1,539,013)		(1,539,013)
Cash flows from operating activities—discontinued operations	485,342		485,342
Net cash generated (used) by operating activities	(1,053,671)		(1,053,671)
Net cash (used) generated by in investing activities	12,543,019		12,543,019
Net cash used in financing activities	(2,356,686)		(2,356,686)
Foreign exchange differences on cash equivalents	3,316,195		3,316,195
Net (decrease) increase in cash and cash equivalents	12,448,857		12,448,857
Cash and cash equivalents beginning of year	2,449,206		2,449,206
Cash and cash equivalents end of year	14,898,063		14,898,063

There is no impact on operating, investing, and financing activities disclosed in the statements of cash flows for the year ended December 31, 2015.

Use of estimates

In preparing the financial statements in conformity with U.S. Generally Accepted Accounting Principles, the Company’s management uses estimates and assumptions based on historical experience and other factors, including expected future events, which are considered reasonable and relevant. The use of estimates and assumptions frequently requires judgments related to matters that are uncertain with respect to the outcomes of transactions and the amount of assets and liabilities. Actual results of operations and the financial position may differ from these estimates. Significant items subject to such estimates and assumptions include the useful lives of fixed assets, allowances for doubtful accounts, the valuation of derivatives, the valuation of available-for-sale investment, deferred tax assets, valuation of fixed assets, pension plan, income tax uncertainties and contingencies.

The estimate of the expected amount of the allowed claim is a significant estimate. As the estimation process is inherently uncertain, future actions and decisions by the Judicial Reorganization Court may differ significantly from its own estimate, potentially having material future effects on its financial statements. Furthermore, these liabilities are reported as the amounts expected to be allowed by the Judicial Reorganization Court, even if they may be settled for lesser amounts. There may be significant variation between the settled amount and the expected amount of the allowed claim.

Consolidated Financial Statements

The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation. The Company accounts for investments over which it has significant influence but not a controlling financial interest using the equity method of accounting.

The assets and liabilities related to the operations in Africa are stated in a single line item of the balance sheet as held-for-sale assets as a result of Management’s expectation and decision to hold these assets and liabilities for sale. In the statement of operations, however, costs/expenses and revenue/gains are stated under the full consolidation method because these assets do not meet the criteria to be classified as ‘discontinued operation.

New Accounting Standards

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)” (“ASU 2014-09”), and has since modified the standard with several ASUs. The standard is effective for the Company, and was adopted on January 1, 2018.

The standard requires entities to recognize revenue through the application of a five-step model, which includes: identification of the contract; identification of the performance obligations; determination of the transaction price; allocation of the transaction price to the performance obligations; and recognition of revenue as the entity satisfies the performance obligations.

The guidance permits two methods of adoption, the full retrospective method applying the standard to each prior reporting period presented, or the modified retrospective method with a cumulative effect of initially applying the guidance recognized at the date of initial application. The standard also allows entities to apply certain practical expedients at their discretion. The Company will adopt the standard using the modified retrospective method with a cumulative catch up adjustment and will provide additional disclosures comparing results to previous GAAP in the 2018 consolidated financial statements. The Company plans to apply the new revenue standard only to contracts not completed as of the date of initial application, referred to as open contracts.

The most significant judgments and impacts upon adoption of the standard include the following items: Sales of handheld devices at a discount—The Company offers its customers, who have acquired a given service package or entered into certain mobility contracts, handheld devices at a discount. Since the equipment (cellphone) is not a key condition for the provision of the service and there is no customization by the Company to offer the service using a given device, the Company considers such sale a separate performance obligation. The discount should be allocated to the performance obligations arising on the sale of plans and in a mobility contract (corporate customers) and the revenue from the sale of handheld devices should increase due to the recognition of the revenue from the sale of cellphones at the time the control over the good is transferred to the customer, while the service revenue should be reduced throughout the transfer of the promised service. The total revenue earned throughout the entire service agreement will not change and there will be no change either in the revenue process from customers and the Company’s cash flows.

Revenue from registration/service installation fees—The registration/installation fee collected from customers at the time a contract is nonrefundable and refers to the activity the Company is required to undertake when entering into a contract or a comparable activity required to fulfill such contract, while such activity does not entail the transfer of a good or the service promised to the customer. The fee is an advance payment for future goods or services and, therefore, should be recognized as revenue when such goods or services are supplied. Considering that such fees are a separate performance obligation, revenue must be recognized together with the revenue of said service provision, i.e., it should be deferred and recognized in profit or loss throughout the contract period. As a cumulative effect adjustment to equity net of taxes, it is expected to record deferred revenue of R$138 million upon adoption on January 1, 2018.

Recognition of costs incurred on the performance of a contract—The Company must recognize as an asset the incremental costs with commission incurred to obtain a contract with a customer that are expected to be recovered, and must recognize an impairment loss in profit or loss as the carrying amount of the recognized asset exceed the remaining amount of the consideration the Company expects to receive in exchange for the goods and services to which the asset refers. The Company must recognize in assets certain costs that are currently recognized directly in profit or loss and recognize them on a systematic basis, consistent with the transfer of the goods and services to which the asset refers to the customer. Incremental contract acquisition costs paid on open contracts of approximately R$793 million are expected to be capitalized and subsequently amortized upon adoption on January 1, 2018 as a cumulative effect adjustment to equity, which consists primarily of commissions paid to acquire branded postpaid service contracts. Contract costs capitalized for new contracts will accumulate during 2018 as deferred assets. As a result, it is expected there will be a net benefit to operating income during 2018. As capitalized costs amortize into expense over time the accretive benefit to operating income anticipated in 2018 is expected to moderate in 2019 and become insignificant in 2020 as the timing benefits of deferring these costs dissipate.

The Company is in the process of implementing new revenue accounting systems, processes and internal controls over revenue recognition to assist its in the application of the new standard. The cumulative effect of initially applying the new revenue standard on January 1, 2018 is estimated to be a decrease to Accumulated deficit of approximately R$ 655 million.

Business Combinations—In September 2015, the FASB issued ASU No. 2015-16, “Business Combinations – Simplifying the Accounting for Measurement- Period Adjustments” (ASU 2015-16), which results in the ability to recognize, in current period earnings, any changes in provisional amounts during the measurement period after the closing of an acquisition, instead of restating prior periods for these changes. This standard had no impact on the consolidated balance sheet, or consolidated operating results and cash flows for the years ended.

Leases—In February 2016, the FASB issued ASU 2016-02 which supersedes FASB ASC Topic 840, Leases, and makes other conforming amendments to U.S. GAAP. ASU 2016-02 requires, among other changes to the lease accounting guidance, lessees to recognize most leases on-balance sheet via a right of use asset and lease liability, and additional qualitative and quantitative disclosures. ASU 2016-02 is effective for the Company for annual periods in fiscal years beginning after December 15, 2018, permits early adoption, and mandates a modified retrospective transition method. The Company is required to adopt ASU 2016-02 on January 1, 2019, but is evaluating whether to early adopt the new standard. The Company will adopt the new standard on January 1, 2019, and is currently evaluating the effect that ASU 2016-02 will have on its consolidated financial statements.

Recognition and Measurement of Financial Assets and Financial Liabilities—In January 2016, the FASB issued ASU 2016-01 which makes targeted improvements to the accounting for, and presentation and disclosure of, financial instruments, except those accounts for under the equity method or those that result in consolidation. ASU 2016-01 requires that most equity investments be measured at fair value, with subsequent changes in fair value recognized in net income. ASU 2016-01 does not affect the accounting for investments that would otherwise be consolidated or accounted for under the equity method. The new standard also impacts financial liabilities under the fair value option and the presentation and disclosure requirements for financial instruments. The provisions of ASU 2016-01 are effective for the Company for annual periods in fiscal years beginning after December 15, 2018. The Company will adopt the new standard on January 1, 2019, and is currently evaluating the effect that ASU 2016-01 will have on its consolidated financial statements.

Measurement of Credit Losses on Financial Instruments—In June 2016, the FASB issued ASU 2016-13 which requires a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard will become effective for the Company beginning January 1, 2020 and will require a cumulative-effect adjustment to Accumulated deficit as of the beginning of the first reporting period in which the guidance is effective (that is, a modified-retrospective approach). Early adoption is permitted as of January 1, 2019. The Company is currently evaluating the impact this guidance will have on the consolidated financial statements and the timing of adoption.

Classification of Certain Cash Receipts and Cash Payments in the Cash Flow—In August 2016, the FASB issued ASU 2016-15, which provides guidance on how certain cash receipts and payments are presented and classified in the statement of cash flows, including beneficial interests in securitization, which would impact the presentation of the deferred purchase price from sales of receivables. The standard is intended to reduce current diversity in practice. The standard will become effective beginning January 1, 2018 and will require a retrospective approach. Early adoption is permitted, including adoption in an interim period. The Company is currently evaluating the standard, but expect that it will not have a material impact on the consolidated financial statements.

Accounting for Income Taxes: Intra-Entity Transfers of Assets Other Than Inventory—In October 2016, the FASB issued ASU 2016-16 which requires that the income tax impact of intra-entity sales and transfers of property, except for inventory, be recognized when the transfer occurs. The standard will become effective beginning January 1, 2018 and will require any deferred taxes not yet recognized on intra-entity transfers to be recorded to retained earnings under a modified retrospective approach. Early adoption is permitted. The Company is currently evaluating the standard, but expects that it will not have a material impact on the consolidated financial statements.

Classification of Restricted Cash in the cash flow—In November 2016, the FASB issued ASU 2016-18 which requires entities to include in their cash and cash-equivalent balances in the statement of cash flows those amounts that are deemed to be restricted cash and restricted cash equivalents. The ASU does not define the terms “restricted cash” and “restricted cash equivalents.” The standard will be effective beginning January 1, 2018 and will require a retrospective approach. Early adoption is permitted. The Company is currently evaluating the standard, but expects that it will not have a material impact on the consolidated financial statements.

Simplifying the Test for Goodwill Impairment—In January 2017, the FASB issued ASU 2017-04 which eliminates the requirement to measure the implied fair value of goodwill by assigning the fair value of a reporting unit to all assets and liabilities within that unit (“the Step 2 test”) from the goodwill impairment test. Instead, if the carrying amount of a reporting unit exceeds its fair value, an impairment loss is recognized in an amount equal to that excess, limited by the amount of goodwill in that reporting unit. The standard will become effective beginning January 1, 2020 and must be applied to any annual or interim goodwill impairment assessments after that date. Early adoption is permitted. The Company is currently evaluating the standard, but expects that it will not have a material impact on the consolidated financial statements.

Functional and presentation currency

The Company and its subsidiaries operate primarily as telecommunications operators in Brazil, Africa, and Asia, and engage in activities typical of this industry. The items included in the financial statements of each group company are measured using the currency of the main economic environment of the respective company’s operations (“functional currency”). The consolidated financial statements are presented in Brazilian Reais (R$), which is the Company’s functional and presentation currency.

Transactions and balances

Foreign currency-denominated transactions are translated into the functional currency using the exchange rates prevailing on the transaction dates. Foreign exchange gains and losses arising on the settlement of the transaction and the translation at the exchange rates prevailing at year end, related foreign currency-denominated monetary assets and liabilities are recognized in the statement of profit or loss, except when qualified as hedge accounting and, therefore, deferred in equity as cash flow hedges.

Group companies with a different functional currency

The profit or loss and the financial position of all Group entities, none of which uses a currency from a hyperinflationary economy, whose functional currency is different from the presentation currency are translated into the presentation currency as follows:

•	assets and liabilities are translated at the prevailing rate at the end of the reporting period;

•	revenue and expenses disclosed in the statement of profit or loss are translated using the average exchange rate;

•	all the resulting foreign exchange differences are recognized as a separate component of equity in other comprehensive income; and

•	goodwill and fair value adjustments, arising from the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing exchange rate.

At December 31, 2017 and 2016, the foreign currency-denominated assets and liabilities were translated into Brazilian Reais using mainly the following foreign exchange rates:

	Closing rate			Average rate
Currency	2017	2016	2015	2017	2016	2015
Euro	3.9693	3.4384	4.2504	3.6089	3.8543	4.2158
US dollar	3.3080	3.2591	3.9048	3.1925	3.4833	3.8711
Cape Verdean escudo	0.0360	0.0313	0.0390	0.0327	0.0352	0.0298
Sao Tomean dobra	0.000162	0.000140	0.000174	0.000149	0.000160	0.000132
Kenyan shilling	0.0321	0.0318	0.0382	0.0309	0.0343	0.0293
Namibian dollar	0.2687	0.2325	0.2510	0.2401	0.2369	0.2297
Mozambican metical	0.0565	0.0450	0.0832	0.0499	0.0579	0.0767
Angolan kwanza	0.0200	0.0197	0.0290	0.0193	0.0214	0.0278

Segment information

The presentation of information relating to operating segments is consistent with the internal reports provided to the chief operating decision maker of the Company, defined by the Company as the Board of Executive Officers (Comitê de Gestão). The results of segment operations are regularly reviewed in order to make decisions about the allocation of resources to assess operational performance and for strategic decision-making.

Business combinations

The Company uses the acquisition method to account for business combinations. The consideration transferred for the acquisition of a subsidiary is the fair value of the assets transferred, the liabilities incurred, and the equity instruments issued. The consideration transferred includes the fair value of assets and liabilities resulting from a contingent consideration contract, where applicable. The identifiable assets acquired and the liabilities and contingent liabilities assumed in a business combination are initially measured at their fair values at the date of acquisition. The Company depreciates amounts recognized according to the useful lives of the underlying assets, and tests such assets to determine any asset impairment losses when there is evidence of impairment. The Company tests goodwill for impairment on an annual basis.

Investment Securities

Investment securities at December 31, 2017 and 2016 consist of short-term and long-term investments classified as trading and an investment at Unitel classified as available-for-sale. Trading and available-for-sale securities are recorded at fair value. Unrealized holding gains and losses on trading securities are included in earnings. Unrealized holding gains and losses, net of the related tax effect, on available-for-sale securities are excluded from earnings and are reported as a separate component of accumulated other comprehensive income until realized.

A decline in the market value of any available-for-sale below cost that is deemed to be other-than-temporary results in an impairment to reduce the carrying amount to fair value. To determine whether an impairment is other-than-temporary, the Company considers all available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable forecasts when developing estimate of cash flows expected to be collected. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year-end, forecasted performance of the investee, and the general market condition in the geographic area or industry the investee operates in.

Cash and cash equivalents

This caption includes cash and cash fund, banks, and highly liquid short-term investments (usually maturing within less than three months), immediately convertible into a known cash amount, and subject to an immaterial risk of change in value, which are stated at fair value at the end of the reporting period and which do not exceed their market value, and whose classification is determined as shown below.

Cash investments

Cash investments are classified according to their purpose as: (i) held for trading; (ii) held to maturity; and (iii) available for sale.

Held-for-trading investments are measured at fair value and their effects are recognized in profit or loss. Held-to-maturity short-term investments are measured at the cost of acquisition plus interest earned, less allowance for impairment losses, where applicable, and their effects are recognized in profit or loss. Available-for-sale investments are measured at fair value and their effects are recognized in valuation adjustments to equity, when applicable.

Accounts receivable

Accounts receivable from telecommunications services provided are stated at the tariff or service amount on the date they are provided and do not differ from their fair values.

These receivables also include receivables from services provided and not billed by the end of the reporting period and receivables related to handset, SIM cards, and accessories. The allowance for doubtful accounts estimate is recognized in an amount considered sufficient to cover possible losses on the realization of these receivables. The allowance for doubtful accounts estimate is prepared based on historic default rates.

The allowance for doubtful accounts is set up to recognize probable losses on accounts receivable taking into account the measures implemented to restrict the provision of services to and collect late payments from customers.

There are cases of agreements with certain customers to collect past-due receivables, including agreements that allow customers to settle their debts in installments. The actual amounts not received may be different from the allowance recognized, and additional accruals might be required.

Non-current assets held for sale and discontinued operations

Disposals that represent a strategic shift that should have or will have a major effect on the Company’s operations and financial results qualify as discontinued operations. The results of discontinued operations are reported in discontinued operations in the consolidated statements of income for current and prior periods commencing in the period in which the business meets the criteria of a discontinued operation, and include any gain or loss recognized on closing or adjustment of the carrying amount to fair value less cost to sell.

Property, plant and equipment

Property and equipment consists of transmission equipment, trunking and switching stations, metallic and fiber-optic cable networks and lines, underground ducts, posts and towers, data communication equipment, network systems and infrastructure and motor-generator groups.

Property, plant and equipment is stated at cost of purchase or construction, less accumulated depreciation. Historical costs include expenses directly attributable to the acquisition of assets. They also include certain costs for facilities, when it is probable that the future economic benefits related to such costs will flow to the Company. The borrowings and financing costs directly attributable to the purchase, construction or production of a qualifying asset are capitalized in the initial cost of such asset. Qualifying assets are those that necessarily require a significant time to be ready for use.

Costs of major replacements and improvements are capitalized. Repair and maintenance expenditures which do not enhance or extend the asset’s useful life are charged to operating expenses as incurred.

Depreciation is calculated on a straight-line basis, based on the estimated useful lives of the assets. The useful lives are reviewed annually by the Company.

Intangible assets

Acquired intangible assets with finite useful lives are recognized at cost, less amortization and accumulated impairment losses. Amortization is recognized on a straight-line basis over the asset’s estimated useful life. The estimated useful life and method of amortization are reviewed at the end of each annual reporting period, and the effect of any changes in estimates is accounted for on a prospective basis. Intangible assets with indefinite useful lives are carried at cost less accumulated impairment losses.

Software licenses purchased are capitalized based on the costs incurred to purchase the software and make it ready for use. Software maintenance costs are expensed as incurred.

Regulatory licenses acquired in a business combination are amortized over the STFC concession period. The regulatory licenses for the operation of the mobile telephony services are recognized at cost of acquisition and amortized over the effective period of each licenses.

Long-lived assets

Long-lived assets include assets that do not have indefinite lives, such as property, plant, and equipment, and purchased intangible assets subject to amortization. They are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If any indicators of impairment are present, it is performed a test for recoverability. The carrying value of a long-lived asset or asset group is not recoverable if it exceeds the sum of the undiscounted cash flows expected to be generated from the use and eventual disposition of the asset or asset group. If the undiscounted cash flows do not exceed the asset or asset group’s carrying amount, then an impairment loss is recorded, measured as the amount by which the carrying amount of a long-lived asset or asset group exceeds its fair value.

Provision for contingencies

Liabilities for loss contingencies arising from claims, assessment, litigation, fines and penalties are recorded when it is probable that the liability has been incurred and the amount can be reasonably estimated, based on opinion of the management and its in-house and outside legal counsel, and the amounts are recognized based on the cost of the expected outcome of ongoing lawsuits.

Pension and other postretirement plans

The Company and its subsidiaries have defined benefit and defined contribution plans. The Company also sponsors a defined benefit health care plan for retirees and employees.

Private pension plans and other postretirement benefits sponsored by the Company and its subsidiaries for the benefit of their employees are managed by two foundations. Contributions are determined based on actuarial calculations, when applicable, and charged to profit or loss on the accrual basis

In the defined contribution plan, the sponsor makes fixed contributions to a fund managed by a separate entity. The contributions are recognized as employee benefit expenses as incurred. The sponsor does not have the legal or constructive obligation of making additional contributions, in the event the fund lacks sufficient assets to pay all employees the benefits related to the services provided in the current year and prior years.

For the defined benefit plans, the Company records annual amounts relating to its pension and postretirement plans based on calculations that incorporate various actuarial and other assumptions, including discount rates, mortality, assumed rates of return, compensation increases, turnover rates and healthcare cost trend rates. The Company reviews its assumptions on an annual basis and makes modifications to the assumptions based on current rates and trends when it is appropriate to do so. The effect of modifications to those assumptions is recorded in accumulated other comprehensive income and amortized to net periodic cost over future periods using the corridor method. The Company believes that the assumptions utilized in recording its obligations under its plans are reasonable based on its experience and market conditions.

The Company recognizes the over or under-funded status of a defined benefit postretirement plan as an asset or liability in its balance sheet and to recognizes changes in that funded status in the year in which the changes occur through other comprehensive income.

The Company is not required to record actuarial calculations for multi-employer pension plans such as the PBS-A and contributions to such plans are recorded on an accrual basis. Refunds from these plans are recorded only upon the cash receipt.

Revenue recognition

Revenues correspond basically to the amount of the payments received or receivable from sales of services in the regular course of the Company’s and its subsidiaries’ activities.

Service revenue is recognized when services are provided. Local and long distance calls are charged based on time measurement according to the legislation in effect. The services charged based on monthly fixed amounts are calculated and recorded on a straight-line basis. Prepaid services are recognized as unearned revenues and recognized in revenue as services are used by customers.

Revenue from sales of handsets and accessories is recognized when these items are delivered and accepted by the customers. Discounts on services provided and sales of cell phones and accessories are taken into consideration in the recognition of the related revenue. Revenues involving transactions with multiple elements are identified in relation to each one of their components and the recognition criteria are applied on an individual basis. Revenue is not recognized when there is significant uncertainty as to its realization.

Financial income and expenses

Financial income is recognized on an accrual basis and comprises interest on receivables settled after the due date, gains on short-term investments and gains on derivative instruments. Financial expenses represent interest effectively incurred and other charges on borrowings, financing, derivative contracts, and other financial transactions. They also include banking fees and costs, financial intermediation costs on the collection of trade receivables, and other financial transactions.

Income taxes

Income taxes are recorded under the asset and liability method. Deferred taxes assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their tax basis and for tax loss carryforwards. Deferred tax assets are reduced by a valuation allowance to the amount more likely than not to be realized. The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50 percent likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

The company and its subsidiaries file income tax returns in all jurisdictions in which they do business (Brazil is the only major tax jurisdiction). In Brazil, income tax returns are subject to review and adjustment by the tax authorities during a period of five calendar years. Positions challenged by the taxing authorities may be settled or appealed by the company. In Brazil all audit periods prior to 2012 are closed for federal examination purposes.

As of December 31, 2017 the company has no unrecognized tax benefits, nor any interest and penalties thereon. Interest and penalties on an underpayment of income taxes are recognized as part of interest expense and other expenses, respectively.